EXHIBIT 10.2

Execution Copy

EXCLUSIVE LICENSE AGREEMENT

By and between

ALNYLAM PHARMACEUTICALS, INC.

and

GENZYME CORPORATION

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1

Exclusive License Agreement

TABLE OF CONTENTS

Page

1.	DEFINITIONS2
1.1	Incorporation by Reference of the Master Agreement.2
1.2	Definitions.2
2.	TRANSITION AND DEVELOPMENT11
2.1	Overview.11
2.2	Transition.11
2.3	Global TTR Development Plan.13
2.4	Diligence.13
2.5	Records; Reports; Information Sharing.13
2.6	Third Parties.14
3.	REGULATORY MATTERS15
3.1	Regulatory Filings and Interactions.15
3.2	Costs of Regulatory Affairs.16
3.3	Right of Reference.16
4.	COMMERCIALIZATION OF THE LICENSED PRODUCTS16
4.1	Responsibility, Cost and Diligence.16
4.2	Commercialization Summary16
4.3	First Commercial Sale Reporting Obligations.17
4.4	Advertising and Promotional Materials.17
4.5	Sales and Distribution.17
4.6	Recalls, Market Withdrawals or Corrective Actions.17
5.	TRANSITION MANAGEMENT17
5.1	Joint Transition Team.17
5.2	Meetings.18
5.3	Minutes.18
5.4	JTT Responsibilities.18
5.5	Decision-Making.19
5.6	Term of JTT.19
6.	MANUFACTURE AND SUPPLY OF THE LICENSED PRODUCTS19
6.1	Manufacturing and Supply.19
7.	LICENSES19
7.1	License Grants to Alnylam.19
7.2	Joint Collaboration IP.20

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

i

Exclusive License Agreement

7.3	Covenant not to Sue.21
7.4	Right of First Negotiation.21
7.5	Bankruptcy.21
7.6	No Other Rights.22
8.	CERTAIN FINANCIAL TERMS22
8.1	Royalties.22
8.2	Royalty Term.24
8.3	Royalty Adjustments.25
8.4	Reports; Payment of Royalty.26
8.5	Audits.26
8.6	Incorporation by Reference of Master Agreement Provisions.28
9.	CONFIDENTIALITY AND PUBLICATION28
9.1	Nondisclosure Obligation.28
9.2	Publication and Publicity.28
9.3	Press Release.28
9.4	Exclusivity.29
10.	REPRESENTATIONS, WARRANTIES AND COVENANTS29
10.1	Representations and Warranties of Genzyme.29
10.2	Warranty Disclaimer.30
10.3	Certain Covenants.31
11.	INDEMNIFICATION; LIMITATION OF LIABILITY; INSURANCE31
11.1	General Indemnification by Genzyme.31
11.2	General Indemnification by Alnylam.31
11.3	Product Liability.32
11.4	Indemnification Procedure.32
11.5	Limitation of Liability.32
11.6	Insurance.33
12.	INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS33
12.1	Inventorship.33
12.2	Ownership.33
12.3	Prosecution and Maintenance of Patent Rights.33
12.4	Third Party Infringement.34
12.5	Patent Term Extensions.35
12.6	Common Interest.35
12.7	Trademarks.35
12.8	Information Exchange during Defense in Patent Litigation.36
12.9	Cooperative Research and Technology (CREATE) Act Acknowledgment.36
12.10	Requirements for TTR In-Licenses.36

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exclusive License Agreement

13.	TERM AND TERMINATION37
13.1	Term.37
13.2	Termination Rights.37
13.3	Effect of Termination.39
13.4	Effect of Expiration or Termination; Survival.40
14.	PERFORMANCE BY AFFILIATES40
14.1	Use of Affiliates.40
14.2	Acquired Programs.40
15.	MISCELLANEOUS41
15.1	Incorporation by Reference of Master Agreement Provisions.41
15.2	Entire Agreement; Amendments.41
15.3	Binding Effect; No Third Party Beneficiaries.41

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exclusive License Agreement

EXHIBIT

Exhibit AHigh Level Transition Outline

SCHEDULES

Schedule 1.2.12ALN-TTRsc02

Schedule 1.2.51Genzyme Patent Rights

Schedule 1.2.64Joint Collaboration Patent Rights

Schedule 10.1Disclosure Schedule

Schedule 10.1.8Genzyme In-Licenses

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exclusive License Agreement

EXCLUSIVE LICENSE AGREEMENT

THIS EXCLUSIVE LICENSE AGREEMENT (this “Agreement”), is entered into as of January 6, 2018 (the “Execution Date”), is entered into by and between Alnylam Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (“Alnylam”), and Genzyme Corporation, a corporation organized and existing under the laws of the Commonwealth of Massachusetts (“Genzyme”). Except where otherwise specifically provided herein, the rights and obligations set forth herein shall only become binding upon the Effective Date (which, when used in this Agreement, has the meaning provided in Amendment No. 2 (as defined herein)).

RECITALS:

WHEREAS, Genzyme and Alnylam are parties to that certain Master Collaboration Agreement dated as of January 11, 2014 (the “Original Collaboration Agreement”), as amended by Amendment No. 1 to the Master Collaboration Agreement dated July 1, 2015 (“Amendment No. 1”) (the Original Collaboration Agreement, together with Amendment No. 1 and Amendment No. 2 (as defined below), the “Master Agreement”) pursuant to which, among other things, Alnylam granted Genzyme the exclusive right to Develop and Commercialize ALN-TTR02, ALN-TTRsc, ALN-TTRsc02 (as a back-up to ALN-TTRsc), and ALN-AT3 on a regional basis outside the United States, Canada, and western Europe and the further right to co-Develop and co-Commercialize ALN-TTRsc, ALN-TTRsc02 (as a back-up to ALN-TTRsc) and ALN-AT3 with Alnylam in the United States, Canada, and western Europe, in each case on the terms and conditions set forth in the Master Agreement and the License Terms attached to the Master Agreement as Appendix A (Regional License Terms), Appendix B (Global License Terms) and Appendix C (Co-Co License Terms) (the Master Agreement, together with the License Terms attached thereto, the “Collaboration Agreement”);

WHEREAS, Genzyme has invested substantial resources to acquire such rights and in the Development of ALN-TTR02 and ALN-TTRsc and the Parties now desire to amend the above described terms and conditions as set forth in the Master Agreement;

WHEREAS, Genzyme and Alnylam, as of the Effective Date, are simultaneously entering into that certain Amendment No. 2 to the Collaboration Agreement (“Amendment No. 2”) pursuant to which the Parties: (i) terminate the co-Development and co-Commercialization rights provided for in the Co-Co License Terms (as defined in the Collaboration Agreement), (ii) cease further Development and Commercialization of ALN-TTR02 under the Regional License Terms and of ALN-TTRsc and ALN-TTRsc02 under the Co-Co License Terms, (iii) cease further Development and Commercialization of ALN-AT3 under the Co-Co License Terms and (iv) confirm the continued effectiveness of certain remaining Options (as defined in the Collaboration Agreement) held by Genzyme;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

WHEREAS, the Parties have agreed to revised terms and conditions pursuant to which Genzyme will pursue the further Development and Commercialization of ALN-AT3 and any Back-Up Products (as defined in the AT3 License Terms) as set forth in that certain ALN-AT3 Global License Terms entered into by and between the Parties as of the Effective Date (the “AT3 License Terms”); and

WHEREAS, Genzyme and Alnylam now wish for Alnylam to have the right to pursue the further Development and Commercialization of ALN-TTR02, ALN-TTRsc and ALN-TTRsc02 and any Back-Up Products (as defined herein) in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1.	DEFINITIONS

1.1Incorporation by Reference of the Master Agreement.  Certain Sections of this Agreement incorporate by reference into this Agreement certain Sections of the Master Agreement, mutatis mutandis.  For clarity, (a) all references in such incorporated Sections of the Master Agreement to the License Terms, the Collaboration Agreement or the Master Agreement shall be read as references to this Agreement, (b) all references to a Party’s Alliance Manager shall be read as references to such Party, and (c) any other terms defined in the Master Agreement and used in such incorporated Sections of the Master Agreement shall have the meaning set forth in this Agreement or, if not relevant to the rights and obligations established herein (for example, because such defined terms pertain solely to targets other than TTR), shall be disregarded.

1.2Definitions.  Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below:

1.2.1“Acquired Business” has the meaning set forth in Section 14.2.1 (Acquired Programs).

1.2.2“Acquirer” means a Third Party that acquires a Party or its business.

1.2.3“Affiliate” means, with respect to a Person, any other Person which controls, is controlled by, or is under common control with the applicable Person. For purposes of this definition, “control” means: (a) in the case of corporate entities, direct or indirect ownership of [***] percent ([***]%) of the stock or shares entitled to vote for the election of directors, or otherwise having the power to control or direct the affairs of such Person; and (b) in the case of non-corporate entities, direct or indirect

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

ownership of [***] percent ([***]%) of the equity interest or the power to direct the management and policies of such non-corporate entities.

1.2.4“AJSC” has the meaning set forth in the Master Agreement.

1.2.5“Alnylam Indemnitees” has the meaning set forth in Section 11.1 (General Indemnification by Genzyme).

1.2.6“Alnylam Know-How” means Know-How Controlled by Alnylam during the Term that is reasonably necessary or useful for Genzyme to Develop and/or Commercialize Licensed Products in the Field in the Licensed Territory, other than Alnylam’s interest in Know-How included in Joint Collaboration IP.

1.2.7“Alnylam Patent Rights” means Patent Rights Controlled by Alnylam during the Term that are reasonably necessary or useful to Develop and/or Commercialize Licensed Products.

1.2.8“Alnylam Technology” means, collectively, Alnylam Know-How and Alnylam Patent Rights.

1.2.9“Alnylam TTR In-License” means any in-license between Alnylam and a Third Party that includes a license or similar rights to Patent Rights or Know-How that is [***].

1.2.10“ALN-TTR02” has the meaning set forth in the Master Agreement.

1.2.11“ALN-TTRsc” has the meaning set forth in the first sentence of the definition of such term in the Master Agreement.

1.2.12“ALN-TTRsc02” means an siRNA Controlled by Alnylam, comprising the siRNA (#AD[***]) conjugated to a Ga1NAc Conjugate, as further described on Schedule 1.2.12.

1.2.13“ANDA” means an Abbreviated New Drug Application (or any successor application or procedure) as defined in regulations promulgated by the FDA under the FDCA, which ANDA is filed with or intended to be filed with the FDA (and, as applicable, any other analogous application filed with a Regulatory Authority in any country other than the U.S. in the Licensed Territory) for Regulatory Approval for marketing and selling a Licensed Product in the Licensed Territory.

1.2.14“AT3 License Terms” has the meaning set forth in the recitals hereto.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.2.15“Back-Up Product” means any product Controlled by Alnylam comprising a siRNA that targets TTR and (a) has achieved [***]) by [***], or (b) for which Alnylam has [***] by [***].

1.2.16“Bankrupt Party” has the meaning set forth in Section 7.5 (Bankruptcy).

1.2.17“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 of each Calendar Year, provided that (a) the first Calendar Quarter of the Term shall begin on the Effective Date and end on the first to occur of March 31, June 30, September 30 or December 31 thereafter and the last Calendar Quarter of the Term shall end on the last day of the Term and (b) the first Calendar Quarter of a Royalty Term for a Licensed Product in a country shall begin on the First Commercial Sale of such Licensed Product in such country and end on the first to occur of March 31, June 30, September 30 or December 31 thereafter and the last Calendar Quarter of a Royalty Term shall end on the last day of such Royalty Term.

1.2.18“Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31, provided that (a) the first Calendar Year of the Term shall begin on the Effective Date and end on the first December 31 thereafter and the last Calendar Year of the Term shall end on the last day of the Term and (b) the first Calendar Year of a Royalty Term for the Licensed Products in a country shall begin on the First Commercial Sale of the Licensed Products in such country and end on the first December 31 thereafter and the last Calendar Year of the Term shall end on the last day of such Royalty Term.

1.2.19“Certification” has the meaning set forth in Section 2.2.4 (Certification; Term of Transition Plan).

1.2.20“Clinical Study” has the meaning set forth in the Master Agreement.

1.2.21“Co-Co Territory” has the meaning set forth in the Co-Co License Terms.

1.2.22“Collaboration” means the Collaboration of the Parties with respect to the Development of the Licensed Products under the Master Agreement and the License Terms prior to the Effective Date.

1.2.23“Collaboration Products” has the meaning set forth in the Master Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.2.24“Commercialization” or “Commercialize” has the meaning set forth in the Master Agreement.

1.2.25“Commercialization Summary” has the meaning set forth in Section 4.2 (Commercialization Summary).

1.2.26“Commercially Reasonable Efforts” means [***].

1.2.27“Competing Program” has the meaning set forth in Section 14.2.1 (Acquired Programs).

1.2.28“Competitive Infringement” has the meaning set forth in Section 12.4.1 (Notices).

1.2.29“Confidential Information” means any and all confidential or proprietary information and data (including Alnylam Technology, Genzyme Technology and Joint Collaboration IP) and all other scientific, pre-clinical, clinical, regulatory, manufacturing, marketing, financial and commercial information or data, whether communicated in writing or orally or by any other method, which is or has been provided by one Party to the other Party in connection with this Agreement.  All Joint Collaboration IP and the terms of this Agreement are the Confidential Information of both Parties, subject to Section 9.1 (Nondisclosure Obligation).

1.2.30“Control”, “Controls” or “Controlled by” has the meaning set forth in the Master Agreement.

1.2.31“Cover,” “Covering” or “Covers” has the meaning set forth in the Master Agreement.

1.2.32“Development,” “Developing” or “Develop” has the meaning set forth in the Master Agreement.

1.2.33“Diligent Efforts” means, [***].

1.2.34“Effective Date” has the meaning provided in the Amendment No. 2.

1.2.35“EMA” means the European Medicines Agency and any successor Governmental Authority having substantially the same function.

1.2.36“EU” means the European Union, as its membership may be altered from time to time, and any successor thereto.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.2.37 “Exclusivity Period” means, on a Licensed Product-by-Licensed Product and country-by-country basis within the Licensed Territory, the period of time commencing on the Effective Date and continuing until the first to occur of [***].

1.2.38“Execution Activities” has the meaning set forth in Section 2.2.1 (Scope of Transition Plan).

1.2.39“Existing Global Development Plan” means the Global Development Plan for ALN-TTR02 established by the Parties as contemplated under the Regional License Terms.

1.2.40“FDA” means the United States Food and Drug Administration and any successor Governmental Authority having substantially the same function.

1.2.41“FDCA” means the United States Federal Food, Drug, and Cosmetic Act of 1938, as amended from time to time, and the regulations and guidelines promulgated thereunder.

1.2.42“Field” means the treatment, diagnosis and/or prevention of all human diseases.

1.2.43“Final Transition Deadline” has the meaning set forth in Section 2.2.4 (Certification; Term of Transition Plan).

1.2.44“First Commercial Sale” means, with respect to a country, the first sale for end use or consumption of a Licensed Product in such country, except for compassionate use or patient access programs, after all Regulatory Approvals legally required for such sale have been granted by the Regulatory Authority of such country.

1.2.45“Former Genzyme Territory” means [***].

1.2.46“Generic Competition” means, with respect to the Licensed Products in any country in the Licensed Territory in a given Calendar Quarter, that, during such Calendar Quarter, (a) one or more Generic Products with respect to the Licensed Products are commercially available in such country, and (b) Net Sales of the Licensed Products in such country in such Calendar Quarter equal less than [***] of the average Net Sales of the Licensed Products over the [***] consecutive Calendar Quarters immediately prior to the Calendar Quarter in which one or more Generic Products first became commercially available in such country.

1.2.47“Generic Product” means, on a Licensed Product-by-Licensed Product and country-by-country basis, a pharmaceutical product that (a) is sold by a Person that is not a Related Party of Alnylam under a marketing authorization granted by a Regulatory Authority in such country to a Third Party; (b) [***]; and (c) is approved by

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

the Regulatory Authority in such country pursuant to an approval process that relies in part on pivotal safety and/or efficacy data in such Regulatory Authority’s previous grant of marketing authorization for such Licensed Product.

1.2.48“Genzyme In-License” means any in-license between Genzyme and any Third Party that includes a license or similar rights to Patent Rights or Know-How that is necessary or useful for Alnylam to Develop and/or Commercialize the Licensed Products in the Field.

1.2.49“Genzyme Indemnitees” has the meaning set forth in Section 11.2 (General Indemnification by Alnylam).

1.2.50“Genzyme Know-How” means Know-How, first identified, discovered or developed solely by employees of Genzyme or its Affiliates or other persons not employed by Alnylam acting on behalf of Genzyme, in the conduct of the Collaboration and, for clarity, before the Effective Date, that is Controlled by Genzyme during the Term that is reasonably necessary or useful for Alnylam to Develop and/or Commercialize (but not Manufacture) Licensed Products in the Field in the Licensed Territory (other than Genzyme’s rights in Joint Collaboration IP).

1.2.51“Genzyme Patent Rights” means (a) the Patent Rights that Cover the Genzyme Know-How and that are listed on Schedule 1.2.51 and (b) any Patent Rights added to Schedule 1.2.51.  Genzyme Patent Rights excludes Patent Rights included in Genzyme’s interest in Joint Collaboration IP.

1.2.52“Genzyme Product-Specific Patent Rights” means Patent Rights Controlled by Genzyme during the Term that Cover the Development or Commercialization of ALN-TTR02 or ALN-TTRsc02, as such Licensed Products are formulated as of the Effective Date.

1.2.53“Genzyme Technology” means, collectively, Genzyme Know-How, Genzyme Patent Rights, and Genzyme’s interest in Joint Collaboration IP.

1.2.54“Genzyme Trademark” has the meaning set forth in Section 12.7(a) (Trademarks).

1.2.55“Global Branding Strategy” has the meaning set forth in Section 4.4.1 (Global Branding).

1.2.56“Global AT3 Licensed Product” has the meaning set forth in the AT3 License Terms.

1.2.57“Global TTR Development Plan” has the meaning set forth in Section 2.3 (Global TTR Development Plan).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.2.58“GLP” or “Good Laboratory Practices” has the meaning set forth in the Master Agreement.

1.2.59“Governmental Authority” means any applicable government authority, court, tribunal, arbitrator, agency, department, legislative body, commission or other instrumentality of (a) any government of any country or territory, (b) any nation, state, province, county, city or other political subdivision thereof or (c) any supranational body.

1.2.60“IND” has the meaning set forth in the Master Agreement.

1.2.61“Indemnitee” has the meaning set forth in Section 11.4 (Indemnification Procedure).

1.2.62“Infringement Action” has the meaning set forth in Section 12.4.2 (Rights to Enforce).

1.2.63“Initial Transition Deadline” has the meaning set forth in Section 2.2.4 (Certification; Term of Transition Plan).

1.2.64“Joint Collaboration IP” means, collectively, (a) any Know-How first identified, discovered or developed jointly by employee(s), agent(s) or consultant(s) acting on behalf of Alnylam or its Affiliates, on the one hand, and employee(s), agent(s) or consultant(s) acting on behalf of Genzyme or its Affiliates, on the other hand, in the conduct of the Collaboration that is Controlled by Alnylam and Genzyme, and (b) any of the Patent Rights listed on Schedule 1.2.64.

1.2.65“Joint Transition Team” or “JTT” means the transition team as more fully described in Section 5.1 (Joint Transition Team).

1.2.66“Know-How” has the meaning set forth in the Master Agreement.

1.2.67“Knowledge” means, with respect to any factual matters, the actual knowledge of the members of Genzyme’s representatives to the JTT and the knowledge that each such person would have, after reasonable investigation as to such matters, including making due inquiries of Genzyme personnel that are reasonably likely to have actual knowledge of such matters and responsibility for such matters.

1.2.68“Laws” has the meaning set forth in the Master Agreement.

1.2.69“License Terms” has the meaning set forth in the Master Agreement.

1.2.70“Licensed Products” means and includes ALN-TTR02, ALN-TTRsc, ALN-TTR02sc and any Back-Up Products, singly and collectively.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.2.71“Licensed Territory” means worldwide.

1.2.72“Losses” has the meaning set forth in Section 11.1 (General Indemnification by Genzyme).

1.2.73“Manufacturing” or “Manufacture” means, as applicable, all activities associated with the production, manufacture, process of formulating, processing, filling, finishing, packaging, labeling, shipping, importing and storage of a Licensed Product including process development, process validation, stability testing, manufacturing scale-up, pre-clinical, clinical and commercial manufacture and analytical development, product characterization, quality assurance and quality control development, testing and release.

1.2.74“Manufacturing Claim” means a claim within a Patent Right directed solely to Manufacturing a Licensed Product.

1.2.75“MMC” means the [***].

1.2.76“NDA” has the meaning set forth in the Master Agreement.

1.2.77“Net Sales” means [***].

1.2.78 “Non-Bankrupt Party” has the meaning set forth in Section 7.5 (Bankruptcy).

1.2.79“Party” means Genzyme and/or Alnylam.

1.2.80“Patent Challenge” has the meaning set forth in Section 13.2.3 (Challenge of Patent Rights).

1.2.81“Patent Rights” has the meaning set forth in the Master Agreement.

1.2.82“Person” means any natural person, corporation, unincorporated organization, partnership, association, sole proprietorship joint stock company, joint venture, limited liability company, trust or government, or any Governmental Authority, or any other similar entity.

1.2.83“Phase I Study” has the meaning set forth in the Master Agreement.

1.2.84“Phase II Study” has the meaning set forth in the Master Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.2.85“Phase III Study” has the meaning set forth in the Master Agreement.

1.2.86“Promotional Materials” has the meaning set forth in Section 4.4.2 (Promotional Materials).

1.2.87“Product Trademark(s)” means the Trademarks used, or intended for use, in connection with the distribution, marketing, promotion and sale of the Licensed Products.  Product Trademarks specifically exclude the corporate names and logos of the Parties and their Affiliates.  Product Trademark includes both the Alnylam Trademarks and the Genzyme Trademarks.

1.2.88“Proposed In-License Notice” has the meaning set forth in Section 12.10.1 (Requirements for TTR In-Licenses).

1.2.89“Regional License Terms” has the meaning set forth in the Master Agreement.

1.2.90“Regulatory Approval” has the meaning set forth in the Master Agreement.

1.2.91“Regulatory Authority” has the meaning set forth in the Master Agreement.

1.2.92“Regulatory Exclusivity” means, with respect to a Licensed Product in a country, any exclusive marketing right, data exclusivity right, orphan drug designation or other country-wide exclusive right or status conferred by any Governmental Authority with respect to such Licensed Product in such country, other than a Patent Right, that limits or prohibits a Person [***].

1.2.93“Related Party” means a Party’s Affiliates and permitted Sublicensees.

1.2.94“Royalty Term” has the meaning set forth in Section 8.2 (Royalty Term).

1.2.95“Serious Adverse Event” has the meaning set forth in the Master Agreement.

1.2.96“siRNA” has the meaning set forth in the Master Agreement.

1.2.97“SPCs” has the meaning set forth in Section 12.5 (Patent Term Extensions).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.2.98“Sublicensee” means a Third Party to whom Alnylam grants a sublicense under any Alnylam Technology or Genzyme Technology to Develop or Commercialize Licensed Products.

1.2.99“Term” has the meaning set forth in Section 13.1 (Term).

1.2.100“Third Party” has the meaning set forth in the Master Agreement.

1.2.101“Third Party In-License” means a Genzyme In-License or an Alnylam TTR In-License.

1.2.102“Trademark” has the meaning set forth in the Master Agreement.

1.2.103“Transfer Activities” has the meaning set forth in Section 2.2.1 (Scope of Transition Plan).

1.2.104“Transferred Information” has the meaning set forth in Section 2.2.1 (Scope of Transition Plan).

1.2.105“Transition Activities” has the meaning set forth in Section 2.2.1 (Scope of Transition Plan).

1.2.106“Transition Period” means the period beginning on the Effective Date and ending on the date that is the later of the Initial Transition Deadline and, if applicable, the Final Transition Deadline.

1.2.107“Transition Plan” has the meaning set forth in Section 2.2.1 (Scope of Transition Plan).

1.2.108“TTR” has the meaning set forth in the Master Agreement.

1.2.109“TTR In-License” has the meaning set forth in Section 12.10.1 (Requirements for TTR In-Licenses).

1.2.110“TTR Personnel” has the meaning set forth in Section 2.5.4 (Personnel).

1.2.111“Un-Blocking TTR In-License” means (i) an Alnylam TTR In-License or (ii) a Genzyme In-License that in either case (clause (i) or (ii)) includes Patent Rights that Cover a Licensed Product.

1.2.112“Uncompleted Transition Activities” has the meaning set forth in Section 2.2.4 (Certification; Term of Transition Plan).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

1.2.113“United States” or “U.S.” means the United States of America and its territories, possessions and commonwealths.

1.2.114“Valid Claim” means a claim of: (a) an issued and unexpired patent, which claim has not been withdrawn, cancelled, abandoned, disclaimed, revoked or held unenforceable or invalid by an unappealable decision of a court or other governmental agency of competent jurisdiction, or has not been appealed within the time allowed for appeal, or by an appealed decision of a court or other governmental agency of competent jurisdiction where the appeal has been pending for more than [***] years (unless and until such decision is subsequently overturned on appeal) and which has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise; or (b) a patent application that has been pending less than [***] years from the date of filing of the earliest patent application from which such patent application claims priority, which claim has not been cancelled, withdrawn or abandoned or finally rejected by an administrative agency action from which no appeal can be taken.

2.TRANSITION AND DEVELOPMENT

2.1Overview.  Alnylam will have the sole right to Develop the Licensed Products in the Licensed Territory.

2.2Transition.

2.2.1Scope of Transition Plan.  Within [***] days after the Execution Date, the Parties shall prepare and deliver to the JTT a draft plan for the transition of the Development and Commercialization of the Licensed Products from Genzyme to Alnylam (a “Transition Plan”), a high-level outline of which is attached hereto as Exhibit A. Promptly following the delivery of such draft Transition Plan to the JTT (and in any event no later than [***] days following such delivery), the JTT shall finalize the Transition Plan and such Transition Plan shall be incorporated by reference into this Agreement and shall replace Exhibit A hereto.  The Transition Plan will require Genzyme to, as soon as reasonably practicable following the Effective Date: [***]  (the items described in connection therewith in clauses (a) through (e) collectively, “Transferred Information,” and the activities described in connection therewith are the “Transfer Activities”).  The Transition Plan for the Licensed Products will also describe any Development activities with respect to the Licensed Products that Genzyme is required to perform as requested by Alnylam and mutually agreed upon by the Parties (“Execution Activities,” and together with the Transfer Activities, the “Transition Activities”), as further described in Section 2.2.3 (Support of Global Development).  [***]  With respect to Genzyme employees having experience or expertise relevant to the Development or Commercialization of the Licensed Products as conducted prior to the Effective Date, Genzyme shall (i) commit a

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

sufficient portion of such employee’s working hours to enable the completion of the activities set forth in the Transition Plan for the Licensed Products in accordance with the timeline set forth in such Transition Plan and (ii) make such employees available to Alnylam at Alnylam’s reasonable request until the obligations in such Transition Plan with respect to which such employee has responsibilities are completed.

2.2.2Extension to Term of Transition Plan.  The Parties anticipate that the Transition Plan will cover a [***]-month period from the Execution Date, acknowledging that no Transfer Activities may be initiated prior to the Effective Date.  In the event that Genzyme cannot deliver the Certification described in Section 2.2.4 (Certification; Term of Transition Plan) below within the aforementioned [***]-month period, then Genzyme shall have the right to request an extension to the term of the Transition Plan in accordance with Section 2.2.4 (Certification; Term of Transition Plan).

2.2.3Support of Global Development.  [***].  Unless otherwise agreed by the Parties, the Execution Activities will include the obligations under the Existing Global Development Plan approved by the Parties for use in connection with the Licensed Product under the Collaboration Agreement, as such plans were in effect immediately prior to the Effective Date, for the portion of such plans as are within the Transition Period.

2.2.4Certification; Term of Transition Plan.  Genzyme shall notify Alnylam when Genzyme can certify, in good faith and to the best of its Knowledge, that (a) the Transfer Activities described in Sections 2.2.1(b), (c), and (d) have been completed, (b) the Transfer Activities described in Sections 2.2.1(a) and (e) have been substantially completed, (c) the Execution Activities to be performed by Genzyme have been substantially completed and, (d) with respect to any Transition Activity that has not been completed in full of which Genzyme has Knowledge (the “Uncompleted Transition Activities”), (i) the identity of any such Uncompleted Transition Activity has been included as an attachment to such certification and (ii) such failure to have completed such Transition Activity in full either (Y) arose out of circumstances that are beyond the reasonable control of Genzyme despite the use of Diligent Efforts by Genzyme (including for example, a failure of Alnylam to use Diligent Efforts in connection with the Transition Activities) or (Z) would not reasonably be expected to have a material adverse effect on the Development or Commercialization of the Licensed Product in the Licensed Territory or in any country of a MMC (the “Certification”).  If Genzyme does not provide such Certification on or before the date that is [***] months after the Effective Date (the “Initial Transition Deadline”) or identifies any Uncompleted Transition Activities in its Certification as of the Initial Transition Deadline, then Genzyme shall have the right to request an extension to the Initial Transition Deadline, and the JTT shall amend the Transition Plan and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

shall make any changes or adjustments reasonably necessary to address specific root causes of delay and to expedite completion of the Transition Activities by no later than the date that is [***] months from the Initial Transition Deadline (such date, the “Final Transition Deadline”). By no later than the Final Transition Deadline, Genzyme shall deliver the Certification (or, if such Certification was previously delivered by the Initial Transition Deadline, an updated Certification with respect to any Uncompleted Transition Activities), to Alnylam.  In the event that Genzyme fails to complete any Transition Activities assigned to it under the Transition Plan by the Final Transition Deadline (including any Uncompleted Transition Activities), and such failure (Y) arose out of circumstances that, through the use of Diligent Efforts by Genzyme, were not or would not have been beyond the reasonable control of Genzyme and (Z) would reasonably be expected to have a material adverse effect on the Development or Commercialization of the Licensed Product in the Licensed Territory or in any country of a MMC, then Genzyme shall [***] to complete such Transition Activities as soon as reasonably practicable after the end of the Transition Period until the first to occur of (1) such Transition Activities are completed and (2) Alnylam agrees to the termination of such efforts by Genzyme.

2.2.5Costs during and after Transition Plan.  Each Party shall bear its own costs (including any Third Party costs it incurs) in performing the Transfer Activities.  Alnylam shall bear all costs (including any Third Party costs incurred by Genzyme) associated with Genzyme performing the Execution Activities assigned to it under the Transition Plan.

2.3Global TTR Development Plan.   Within [***] days following the Effective Date, Alnylam shall provide the AJSC with a high-level summary plan for the Development activities to be undertaken with respect to the Licensed Products in the Licensed Territory (a “Global TTR Development Plan”).  During the Term, Alnylam shall update the Global TTR Development Plan annually and shall provide such updated Global TTR Development Plan to the AJSC.  The AJSC shall review and comment on each Global TTR Development Plan submitted to it by Alnylam and Alnylam shall consider the AJSC’s comments; provided, however, that Alnylam will have sole discretion and control over the contents of such Global TTR Development Plan.

2.4Diligence.  Alnylam will use Commercially Reasonable Efforts to [***].

2.5Records; Reports; Information Sharing.

2.5.1Development Activities.  [***], Alnylam will provide to Genzyme an update regarding Development activities conducted by or on behalf of Alnylam with respect to each Licensed Product, as well as any Clinical Studies with respect to each Licensed Product conducted by Alnylam.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

2.5.2Scientific Records.  Alnylam will maintain scientific records, in sufficient detail and in sound scientific manner appropriate for patent and regulatory purposes and in compliance with Good Laboratory Practices with respect to activities intended to be submitted in regulatory filings (including INDs and NDAs), which will fully and properly reflect all work done and results achieved in the performance of the Development activities and Clinical Studies with respect to the Licensed Products.

2.5.3Information Exchange and Development Assistance.  Following the completion of the Transition Plan with respect to the Licensed Products, Genzyme shall deliver to Alnylam, [***] and in a commercially reasonable format, any Transferred Information with respect to the Licensed Products that comes into Genzyme’s Control or possession.  If Genzyme discovers that it Controls or possesses any Transferred Information with respect to the Licensed Products that should have been transferred by Genzyme to Alnylam under the Transition Plan but that was not so transferred, Genzyme will promptly provide such Transferred Information to Alnylam.

2.5.4Personnel.  Alnylam may request that Genzyme reasonably make available for consultation regarding the Development and Commercialization of the Licensed Products certain of its employees engaged in Development and Commercialization activities with respect to the Licensed Products.  [***].  During the Transition Period, the Parties shall work together in good faith to prepare and approve a Transition Plan that [***].

2.5.5Confidentiality.  All information exchanged by the Parties under this Section 2 will be deemed to be Confidential Information of the disclosing Party and maintained in accordance with Section 9 (Confidentiality and Publication); provided, however, that all Transferred Information with respect to the Licensed Products delivered by Genzyme to Alnylam pursuant to Section 2.2 (Transition) or 2.5.3 (Information Exchange and Development Assistance) shall be deemed to be Confidential Information of Alnylam.

2.6Third Parties. The Parties shall be entitled to utilize the services of Third Parties to perform their respective Development and Manufacturing activities hereunder, provided that (a) each Party shall require that such Third Party operates in a manner consistent with the terms of this Agreement and (b) each Party shall remain at all times fully liable for its respective responsibilities. Each Party shall require that any such Third Party agreement include confidentiality and non-use provisions that are no less stringent than those set forth in Section 9 (Confidentiality and Publication) and shall obtain ownership of, and/or a fully sublicensable license under and to, any Know-How and Patent Rights that are developed by such Third Party in the performance of such agreement and are reasonably necessary or useful to Develop, Manufacture and/or Commercialize Licensed Products in the Field.  The Party utilizing the services of a Third

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Party service provider shall be solely responsible for direction of and communications with such Third Party.

3.	REGULATORY MATTERS

3.1Regulatory Filings and Interactions.

3.1.1Ownership of Regulatory Filings.  Alnylam will own all INDs, NDAs and related regulatory documentation submitted to any Regulatory Authority in the Licensed Territory with respect to the Licensed Products, excluding any drug master files maintained by or on behalf of Genzyme.  At Alnylam’s request following the Effective Date for a Licensed Product, Genzyme will promptly assign and transfer to Alnylam all INDs, NDAs and other regulatory documentation submitted to any Regulatory Authority in the Licensed Territory with respect to such Licensed Product that is in the possession or control of Genzyme, excluding any drug master files maintained by or on behalf of Genzyme, and each Party will submit all filings, letters and other documentation necessary to effect such assignment and transfer to the applicable Regulatory Authority no later than [***] days after such request for such Licensed Product.  Genzyme hereby appoints Alnylam as Genzyme’s agent for all matters related to each Licensed Product involving Regulatory Authorities in the Licensed Territory during the period beginning on the Effective Date and ending on the date that the transfer of all INDs, NDAs and related regulatory documents filed with or submitted to any Regulatory Authority in the Licensed Territory that relate to such Licensed Product, excluding any drug master files maintained by or on behalf of Genzyme, becomes effective, and Alnylam hereby accepts such appointment.

3.1.2Responsibilities for Regulatory Matters.  Alnylam will be solely responsible for all regulatory matters relating to the Licensed Products in the Licensed Territory, including (i) overseeing, monitoring and coordinating all regulatory actions, communications and filings with, and submissions to, each Regulatory Authority in the Licensed Territory with respect to the Licensed Products; (ii) interfacing, corresponding and meeting with each Regulatory Authority in the Licensed Territory with respect to the Licensed Products; and (iii) seeking and maintaining all regulatory filings in the Licensed Territory with respect to the Licensed Products.

3.1.3Communications with Regulatory Authorities.  Alnylam will provide Genzyme, through the AJSC, as part of the quarterly updates regarding Development activities described in Section 2.5.1 (Development Activities), with a brief description in English, of the principal issues raised in any material communication with any Regulatory Authority in the Licensed Territory with respect to any Licensed Product during the preceding Calendar Quarter.  For

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

purposes of this Section 3.1.3, “material communication” with Regulatory Authorities include meetings with Regulatory Authorities and Regulatory Authority questions or concerns regarding significant issues, including any of the following: key product quality attributes (e.g., purity), safety findings affecting the platform (e.g., Serious Adverse Events, emerging safety signals), clinical or nonclinical findings affecting patient safety, or lack of efficacy.

3.1.4Submissions.  With respect to each Licensed Product, Alnylam shall provide Genzyme with prompt written notice of each of the following events (but in any event within [***] days) after the occurrence of such event in the Licensed Territory: (i) the filing of any IND for the Licensed Products; (ii) the submission of any filings or applications for Regulatory Approval (including orphan drug applications and designations, investigators brochures, and label updates) of the Licensed Products to any Regulatory Authority; and (iii) receipt or denial of Regulatory Approval for the Licensed Products; provided, however, that in all circumstances, Alnylam shall inform Genzyme of such event prior to public disclosure of such event by Alnylam.

3.2Costs of Regulatory Affairs.  After expiration of the Transition Period, Alnylam shall be responsible for [***] in connection with applying for Regulatory Approval with respect to Licensed Products in the Licensed Territory, and related regulatory affairs activities.

3.3Right of Reference.   Genzyme hereby grants to Alnylam, and at the request of Alnylam will grant to Alnylam’s Related Parties, a “Right of Reference,” as that term is defined in 21 C.F.R. § 314.3(b) (or any successor rule or analogous Law recognized outside of the United States), to, and a right to copy, access, and otherwise use, all information and data (including all CMC information as well as data made, collected or otherwise generated in the conduct of any preclinical (including toxicology) studies, Clinical Studies or early access/named patient programs for the Licensed Products) included in or used in support of a regulatory filing, Regulatory Approval, drug master file or other regulatory documentation (including orphan drug applications and designations) made or maintained by or on behalf of Genzyme or its Related Parties to the extent necessary or useful to Develop, Manufacture or Commercialize Licensed Products in the Licensed Territory.  Notwithstanding anything to the contrary in this Agreement, Genzyme shall not withdraw or inactivate any regulatory filing that Alnylam or an Alnylam Related Party references or otherwise uses pursuant to this Section 3.3.

4.	COMMERCIALIZATION OF THE LICENSED PRODUCTS

4.1Responsibility, Cost and Diligence.  After expiration of the Transition Period, Alnylam shall be solely responsible, at its expense, for all Commercialization activities relating to the Licensed Products in the Field in the Licensed Territory.  Alnylam shall use Commercially Reasonable Efforts to [***].

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

4.2Commercialization Summary.  No less than [***] months in advance of the reasonably expected first Regulatory Approval in the Licensed Territory with respect to the Licensed Products, and annually thereafter, Alnylam shall prepare and deliver to the AJSC (i) a high level summary of the Commercialization and Development activities performed in each MMC during the just-completed Calendar Year and (ii) a high level summary of the Commercialization and Development activities to be undertaken with respect to the Licensed Products in the then-current Calendar Year and Alnylam’s plans to obtain further Regulatory Approvals and Commercialize the Licensed Products in each MMC in which Alnylam is not then Commercializing the Licensed Products, and the dates by which such activities are targeted to be accomplished (the “Commercialization Summary”).

4.3First Commercial Sale Reporting Obligations.  Alnylam shall promptly provide Genzyme with written notice of the First Commercial Sale of each of the Licensed Products.

4.4Advertising and Promotional Materials.

4.4.1Global Branding.  Alnylam shall have the sole right, from time to time during the Term, to develop (and thereafter modify and update) a global branding strategy (including global positioning, messages, logo, colors and other visual branding elements) for the Licensed Products for use in the Field throughout the Licensed Territory (the “Global Branding Strategy”) for review by the AJSC.

4.4.2Promotional Materials.  Alnylam will be responsible for the creation, preparation, production, reproduction and filing with the applicable Regulatory Authorities, of relevant written sales, promotion and advertising materials relating to the Licensed Products (“Promotional Materials”) for use in the Licensed Territory. All such Promotional Materials will be compliant with applicable Law.

4.5Sales and Distribution.   Alnylam and its Related Parties shall be solely responsible for booking sales and for warehousing and distribution of the Licensed Products in the Licensed Territory.

4.6Recalls, Market Withdrawals or Corrective Actions.  In the event that any Regulatory Authority issues or requests a recall or takes a similar action in connection with the Licensed Products, Alnylam shall have the sole right to decide whether to conduct a recall and the manner in which any such recall shall be conducted.  Alnylam shall [***] of any such recall.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

5.	TRANSITION MANAGEMENT

5.1Joint Transition Team.  The Parties shall establish a JTT to facilitate the transition of the Licensed Products from Genzyme to Alnylam as follows:

5.1.1Composition of the Joint Transition Team.  The transition of each Licensed Product from Genzyme to Alnylam shall be conducted under the oversight of a JTT, which shall comprise three (3) representatives of each Party.  Each Party shall appoint its respective representatives to the JTT for the Licensed Products within [***] days following the Effective Date, and may substitute one or more of its representatives, in its sole discretion, effective upon notice to the other Party of such change. Each representative on a JTT shall have appropriate expertise and ongoing familiarity with the Licensed Products.  Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend JTT meetings, subject to such representatives and consultants undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Section 9 (Confidentiality and Publication).

5.1.2JTT Chairperson.  The JTT chairperson shall be a JTT representative of Alnylam.  The JTT chairperson’s responsibilities shall include (a) scheduling meetings; (b) setting agendas for meetings with solicited input from other members; (c) coordinating the delivery of draft minutes to the JTT for review and final approval; and (d) conducting meetings, including ensuring that objectives for each meeting are set and achieved.

5.2Meetings.  The JTT shall meet in accordance with a schedule established by mutual written agreement of the Parties, with the location for such meetings alternating between Alnylam and Genzyme facilities (or such other locations as are mutually agreed by the Parties).  Alternatively, a JTT may meet by means of teleconference, videoconference or other similar communications equipment.  All proceedings for the JTT shall take place in English. Where the membership of a JTT for a Licensed Product is the same as one or more other JTTs for other Licensed Products, such JTTs may have a single meeting to discuss each Licensed Product for which they have responsibility.  Each Party shall bear its own expenses relating to attendance at such meetings by its representatives.

5.3Minutes. A secretary shall be appointed for each meeting of each JTT and shall prepare minutes of the meeting, which shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by such JTT.

5.4JTT Responsibilities. The JTT shall have the following responsibilities with respect to the Licensed Products:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(a)finalizing and approving a Transition Plan for the Licensed Products that meets the requirements set forth in Section 2.2 (Transition), including any Transition Activities that Genzyme will be obligated to perform under such Transition Plan;

(b)reviewing and commenting on the initial Global TTR Development Plan for such Licensed Product, and reviewing and commenting on updates to the Global TTR Development Plans provided by Alnylam; and

(c)performing such other activities as the Parties agree in writing shall be the responsibility of such JTT.

5.5Decision-Making.   The JTT shall not have any decision-making authority with respect to any matters under this Agreement; provided, however, that the JTT shall have the authority to approve the Transition Plan for the Licensed Products.  With respect to approving the Transition Plan, the representatives of each Party on a JTT shall have collectively one vote on behalf of such Party and such JTT shall attempt to approve the Transition Plan by consensus.  If the JTT fails to approve a Transition Plan for the Licensed Products within [***] days after delivery of the Transition Plan to the JTT, then the matter shall be submitted to the AJSC.  If the matter is still unresolved after a further [***] days, then such matter shall be submitted to [***].

5.5.1[***]

(a)[***]

(b)[***]

(c)[***]

(d)[***]

(e)[***]

5.6Term of JTT. Upon expiration of the Transition Period, either Party shall have the right to terminate the Parties’ respective obligations to participate in the JTT for the Licensed Products.

6.	MANUFACTURE AND SUPPLY OF THE LICENSED PRODUCTS

6.1Manufacturing and Supply.    Alnylam shall be solely responsible, at its expense, for all Manufacturing activities relating to the Licensed Products in the Field in the Licensed Territory.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

7.	LICENSES

7.1License Grants to Alnylam.

7.1.1Development License.  On a Licensed Product-by-Licensed Product basis, subject to the provisions of this Agreement, Genzyme hereby grants Alnylam a non-transferable (except as provided in Section 15 (Miscellaneous)), sublicensable (subject to Section 7.1.3 (Sublicensing Terms)), exclusive (even as to Genzyme) license under the Genzyme Technology to Develop such Licensed Product in the Field in the Licensed Territory.

7.1.2Commercialization License.  On a Licensed Product-by-Licensed Product basis, subject to the provisions of this Agreement, Genzyme hereby grants Alnylam a non-transferable (except as provided in Section 15 (Miscellaneous)), sublicensable (subject to Section 7.1.3 (Sublicensing Terms)), exclusive (even as to Genzyme) license under the Genzyme Technology to Commercialize such Licensed Product in the Field in the Licensed Territory. Such license shall be royalty-bearing for the Royalty Term applicable to such Licensed Product in each country in the Licensed Territory, and, after the Royalty Term applicable to such Licensed Product in such country, shall convert to a fully-paid, perpetual license to Commercialize such Licensed Product in the Field in such country.

7.1.3Sublicensing Terms.

(a)Subject to Section 7.4 (Right of First Negotiation), Alnylam shall have the right to sublicense any of its rights under Sections 7.1.1 (Development License) and 7.1.2 (Commercialization License) to any of its Affiliates or to any Third Party (which sublicensed rights may be further sublicensable through multiple tiers) without the prior consent of Genzyme, subject to the requirements of this Section 7.1.3.

(b)Each sublicense granted by Alnylam pursuant to this Section 7.1.3 shall be subject, and subordinate, to the provisions of this Agreement and shall contain provisions consistent with those in this Agreement. Alnylam shall promptly provide Genzyme with a copy of the fully executed sublicense agreement covering any sublicense granted under this Section 7.1.3 (which copy may be redacted to remove provisions which are not necessary to monitor compliance with this Section 7.1.3), and each such sublicense agreement shall contain the following provisions: (i) a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 9 (Confidentiality and Publication) with respect to Genzyme’s Confidential Information, (ii) if such sublicense agreement contains a sublicense of Licensed Products Commercialization rights, such sublicense agreement shall also contain the following provisions: (x) a requirement that the Sublicensee submit applicable sales or other reports to Alnylam to the extent necessary or relevant to the reports required to be made or records required to be

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

maintained under this Agreement; (y) the audit requirement set forth in Section 8.5 (Audits); and (z) a requirement that the Sublicensee comply with the applicable provisions under any Genzyme In-License.

(c)If Alnylam becomes aware of a material breach of the terms of any sublicense granted under this Section 7.1.3 by any Sublicensee, compliance with which is necessary for Alnylam’s compliance with the terms of this Agreement, Alnylam shall promptly notify Genzyme of the particulars of the same and use Commercially Reasonable Efforts to cause the Sublicensee to comply with all the terms of the sublicense necessary for Alnylam’s compliance with the terms of this Agreement [***] Notwithstanding any sublicense, Alnylam shall remain primarily liable to Genzyme for the performance of all of Alnylam’s obligations under, and Alnylam’s compliance with all provisions of, this Agreement.

7.2Joint Collaboration IP.  Subject to the rights and licenses granted to, and the obligations (including royalty obligations) of, each Party under this Agreement and the Collaboration Agreement, each Party is entitled to practice Joint Collaboration IP for all purposes on a worldwide basis and license Joint Collaboration IP without consent of and without a duty of accounting to the other Party. Each Party will grant and hereby does grant all permissions, consents and waivers with respect to, and all licenses under, the Joint Collaboration IP, throughout the world, necessary to provide the other Party with such rights of use and exploitation of the Joint Collaboration IP, and will execute documents as necessary to accomplish the foregoing.

7.3Covenant not to Sue.  During the Term, Genzyme covenants, for itself and its Affiliates, not to either directly or indirectly make, file, bring or maintain any claim, demand or lawsuit against Alnylam or its Related Parties, which alleges infringement by Alnylam or its Related Parties of any Genzyme Product-Specific Patent Rights due to any Development or Commercialization of a Licensed Product.

7.4Right of First Negotiation.  If, at any time prior to the fifth anniversary of the Effective Date, Alnylam desires to grant any Third Party rights to Develop and/or Commercialize one or more Licensed Product(s) in the Field in any portion of the Licensed Territory (excluding customary distribution arrangements entered into in the ordinary course of business by Alnylam), Alnylam shall notify Genzyme in writing of its intent. Genzyme shall have [***] days from receipt of such written notice to notify Alnylam in writing as to whether Genzyme desires to negotiate for such rights in such territory, and if Genzyme so notifies Alnylam that it does desire to negotiate for such rights in such territory, Genzyme shall have the exclusive right for [***] days from the date of such notification to Alnylam to negotiate with Alnylam and to make one or more written non-binding offers to Alnylam concerning the acquisition of such rights in such territory by Genzyme.  Genzyme shall have the exclusive right for [***] days (or such longer period as may be mutually agreed by the Parties) after such [***] day period, to finalize and enter into a definitive agreement with Alnylam for such rights in such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

territory, provided that if either Genzyme does not provide such written notice within such [***] day period or Genzyme does provide such written non-binding offer within such subsequent [***] day period, or Genzyme provides such notice of interest and such written offer but for any reason Genzyme and Alnylam do not enter into a definitive agreement within the [***] day negotiation period, Alnylam shall be free to enter into an agreement with a Third Party(ies) relating to such rights in such territory, without further obligation to Genzyme.  [***].  For clarity, prior to the exclusive negotiating periods described above, Alnylam shall be free to engage in discussions and exchange information with Third Parties with respect to the applicable Licensed Product(s) rights, but shall not enter into any binding agreement with any Third Party with respect to such rights.

7.5Bankruptcy.  All rights and licenses granted under or pursuant to this Agreement by Genzyme to Alnylam, including those set forth in Section 7.1 (License Grants to Alnylam) are and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to “intellectual property” as defined under Section 101 of the U.S. Bankruptcy Code. The Parties agree that Alnylam and its Sublicensees, as sublicensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the U.S. Bankruptcy Code and any foreign counterpart thereto. The Parties further agree that upon commencement of a bankruptcy proceeding by or against Genzyme (the “Bankrupt Party”) under the Bankruptcy Code, the other Party (the “Non-Bankrupt Party”) will be entitled to a complete duplicate of, or complete access to (as the Non-Bankrupt Party deems appropriate), all such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments of such intellectual property will be promptly delivered to the Non-Bankrupt Party (a) upon any such commencement of a bankruptcy proceeding and upon written request by the Non-Bankrupt Party, unless the Bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of the Bankrupt Party and upon written request by the Non-Bankrupt Party. Without limiting the foregoing, Alnylam hereby grants to Genzyme a right of access to and to obtain possession of (i) copies of research data, (ii) laboratory samples, (iii) samples of Licensed Products, (iv) formulas, (v) laboratory notes and notebooks, (vi) data and results related to clinical trials, (vii) regulatory filings and approvals, (viii) rights of reference in respect of regulatory filings and approvals, (ix) pre-clinical research data and results, (x) marketing, advertising and promotional materials, all of which (in clauses (i) through (x)) constitute “embodiments” of intellectual property pursuant to Section 365(n) of the Bankruptcy Code and (xi) all other embodiments of such intellectual property, and in respect of each of the foregoing clauses (i) through (xi), solely for the purpose of the exercise of Alnylam’s rights and licenses under this Agreement, whether any of the foregoing are in Genzyme’s possession or control or in the possession and control of Third Parties. The Bankrupt Party (in any capacity, including debtor-in-possession) and its successors and assigns (including any trustee)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

agrees not to interfere with the exercise by Non-Bankrupt Party or its Related Parties of its rights and licenses to such intellectual property and such embodiments of intellectual property in accordance with this Agreement, and agrees to assist the Non-Bankrupt Party and its Related Parties in obtaining such intellectual property and such embodiments of intellectual property in the possession or control of Third Parties as reasonably necessary or desirable for the Non-Bankrupt Party to exercise such rights and licenses in accordance with this Agreement. The foregoing provisions are without prejudice to any rights the Non-Bankrupt Party may have arising under the Bankruptcy Code or other Laws.

7.6No Other Rights.  Except as otherwise expressly provided in this Agreement, under no circumstances shall a Party, as a result of this Agreement, obtain any ownership interest or other right in any Know-How, Patent Rights or other intellectual property rights of the other Party, including items owned, controlled or developed by the other Party, or provided by the other Party to the receiving Party at any time pursuant to this Agreement.

8.	CERTAIN FINANCIAL TERMS

8.1Royalties.

8.1.1Royalty Rates.

8.1.1.1Royalties Payable on ALN-TTR02 in the Former Genzyme Territory Excluding Japan.  Subject to the provisions of this Agreement, Alnylam shall pay to Genzyme royalties on annual Net Sales of ALN-TTR02 by Alnylam and its Related Parties in the Former Genzyme Territory, excluding Japan, as determined on a country-by-country basis, as follows:

Period During Which Net Sales of ALN-TTR02 Accrued in the Former Genzyme Territory Excluding Japan	Royalty (as a percentage of Net Sales of ALN-TTR02 in the Former Genzyme Territory Excluding Japan)
[***]	[***]
[***]	[***]
[***]	[***]

8.1.1.2Royalties Payable on ALN-TTR02 in Japan.  Subject to the provisions of this Agreement, Alnylam shall pay to Genzyme royalties on annual Net Sales of ALN-TTR02 by Alnylam and its Related Parties in Japan, as follows:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Period During Which Net Sales of ALN-TTR02 Accrued in Japan	Royalty (as a percentage of Net Sales of ALN-TTR02 in Japan)
[***]	[***]

8.1.1.3Royalties Payable on ALN-TTRsc02.  Subject to the provisions of this Agreement, Alnylam shall pay to Genzyme royalties on annual Net Sales of ALN-TTRsc02 by Alnylam and its Related Parties in the Licensed Territory as follows:

Calendar Year Net Sales of ALN-TTRsc02 in the Licensed Territory	Royalty (as a percentage of Net Sales of ALN-TTRsc02)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Royalties on annual Net Sales of ALN-TTRsc02 shall be paid at the rate applicable to the portion of such annual Net Sales within each of the Net Sales levels above during such Calendar Year.  By way of example only, if Alnylam receives [***] U.S. Dollars ($[***]) in Net Sales of ALN-TTRsc02 in the Licensed Territory during a given Calendar Year, then the royalties payable by Alnylam under this Section 8.1.1.3 on such Net Sales would be calculated as follows:

[***]

Royalties on annual Net Sales shall be paid at the rate applicable to the portion of such Net Sales within each of the Net Sales levels above during such Calendar Year.

8.1.1.4  Royalties Payable on Back-Up Products.  Subject to the terms of this Agreement, Alnylam shall pay to Genzyme royalties on annual Net Sales of each Back-Up Product by Alnylam and its Related Parties in the Licensed Territory, as determined on a Back-Up Product-by-Back-Up Product basis, as follows:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Calendar Year Net Sales of a Back-Up Product in the Licensed Territory	Royalty (as a percentage of Net Sales of a Back-Up Product)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Royalties on annual Net Sales of Back-Up Products shall be paid at the rate applicable to the portion of such annual Net Sales within each of the Net Sales levels above during such Calendar Year, consistent with the exemplary calculation set forth in Section 8.1.1.3.

8.2Royalty Term.  Subject to Section 8.3.4 (Royalty Floor), the period during which the royalties set forth in Section 8.1.1 (Royalty Rates) shall be payable, on a Licensed Product-by-Licensed Product and country-by-country basis, shall commence with the First Commercial Sale of a Licensed Product in a country and continue until the latest of (a) expiration of the last Valid Claim of (i) the Alnylam Patent Rights, (ii) Genzyme Patent Rights, or (iii) any Patent Right included in the Joint Collaboration IP, in each case (clauses (i) - (iii)) Covering the Manufacture, use, offer for sale, sale or importation of such Licensed Product in the country of sale; (b) the expiration of Regulatory Exclusivity for such Licensed Product in such country; or (c) subject to the last sentence of this Section 8.2 (Royalty Term), the twelfth (12th) anniversary of the First Commercial Sale of such Licensed Product in such country (each such period, a “Royalty Term”). [***].

8.3Royalty Adjustments.

8.3.1Third Party Royalty Offsets.  Alnylam shall be permitted to reduce any royalties payable under Section 8.1.1 (Royalty Rates) for ALN-TTRsc02 and the Back-Up Products by [***] percent ([***]) of any amounts for which Alnylam is responsible under any Un-Blocking TTR In-License, other than amounts in respect of any Un-Blocking TTR In-License identified on paragraphs 1, 2, 4, 6, and 7 of Schedule 1.2.178 of the Master Agreement, but only to the extent that the relevant payment under any such Un-Blocking TTR In-License constitutes either royalties or a milestone payment based on sales of such Licensed Products; provided, however, that the royalties payable under

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Section 8.1.1 (Royalty Rates) with respect to the Licensed Products shall not be reduced in any such event below [***]percent ([***]) of the amounts set forth in Section 8.1.1 (Royalty Rates) and; provided, further, that if any of such amounts cannot be offset against royalties due with respect to the Licensed Products for any given royalty period due to the preceding proviso, such unused amount may be carried forward and offset against royalties due with respect to the Licensed Products in future royalty periods.

8.3.2No Patents or Regulatory Exclusivity.  The royalties to be paid by Alnylam to Genzyme pursuant to Section 8.1.1 (Royalty Rates) with respect to any Licensed Products shall be reduced to [***] percent ([***]) of the amounts otherwise payable pursuant to Section 8.1.1 (Royalty Rates)  with respect to Net Sales of the Licensed Products in a country of the Licensed Territory as to which both (a) the Manufacture, use, offer for sale, sale or importation of which is not Covered by any Valid Claim in any Alnylam Patent Right or in any Patent Right included in the Joint Collaboration IP in such country and (b) there is no applicable Regulatory Exclusivity in such country.

8.3.3Royalty Adjustments for Generic Products.  If, during a given Calendar Quarter when the Licensed Products is being Commercialized by or on behalf of Alnylam in a particular country in the Licensed Territory, there is Generic Competition in such country with respect to the Licensed Products, then, subject to Section 8.3.4 (Royalty Floor), the royalties payable pursuant to Section 8.1.1 (Royalty Rates) on the Net Sales of the Licensed Products in such country shall thereafter be reduced to [***] percent ([***]) of the amounts otherwise payable pursuant to Section 8.1.1 (Royalty Rates) with respect to the Licensed Products in such country for such Calendar Quarter for so long as such Generic Competition remains.

8.3.4Royalty Floor.  Anything in this Agreement to the contrary notwithstanding, in no event during the applicable Royalty Term for the Licensed Products in a country of the Licensed Territory shall the royalties payable to Genzyme hereunder for the Licensed Products in such country for any Calendar Quarter be reduced (a) by the application of the reductions or credits described in Sections 8.3.1 (Third Party Royalty Offsets) or 8.3.2 (No Patents or Regulatory Exclusivity), whether taken together or separately, to less than [***] percent ([***]) of the royalties payable pursuant to Section 8.1.1 (Royalty Rates) as to the Licensed Products in such country for such Calendar Quarter, or (b) by the application of the reductions or credits described in Sections 8.3.1 (Third Party Royalty Offsets), 8.3.2 (No Patents or Regulatory Exclusivity), 8.3.3 (Royalty Adjustments for Generic Products) and/or 12.4.2 (Rights to Enforce), whether taken together or separately, to less than [***] percent ([***]) of the royalties payable pursuant to Section 8.1.1 (Royalty Rates) as to the Licensed Products in such country for such Calendar Quarter.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

8.3.5Validation Information.  At Genzyme’s request, Alnylam will provide Genzyme with such information as Genzyme may reasonably request to validate the amount of the royalty floor described in Section 8.3.4 (Royalty Floor).

8.3.6Reasonable Royalty.  The Parties hereby acknowledge that the royalties payable hereunder by Alnylam to Genzyme are reasonable in light of Genzyme’s investment in the Development of the Licensed Products, Genzyme’s agreement to forego participation in the further Development and Commercialization of the Licensed Products and the licenses and other rights granted hereunder by Genzyme to Alnylam.

8.4Reports; Payment of Royalty.   During the Term, following the First Commercial Sale of any Licensed Product by or on behalf of Alnylam, Alnylam shall furnish to Genzyme a written report within [***] days after the end of each Calendar Quarter showing, on a Licensed Product-by-Licensed Product and country-by-country basis, the Net Sales of each Licensed Product, deductions from gross sales (itemized by deduction category) included in the calculation of Net Sales for each Licensed Product as a whole (or, if such information is not available, then whatever then existing information is in Alnylam’s possession detailing any such deductions), royalties and sales milestones payable under any applicable Un-Blocking TTR In-License with respect to such Net Sales and the royalties payable hereunder with respect to each such Licensed Product. Except as expressly provided herein, all payments by one Party to the other Party under this Agreement shall be non-refundable and non-creditable and not subject to set-off.  Royalties shown to have accrued by each royalty report shall be due and payable [***] days following the date such royalty report is due. In addition, Alnylam shall prepare and deliver to Genzyme any additional reports for sales of the Licensed Products as required under any applicable Genzyme In-Licenses.

8.5Audits.

8.5.1On a Licensed Product-by-Licensed Product basis, upon the written request Genzyme and not more than [***] in each Calendar Year, Alnylam and its Related Parties shall permit an independent certified public accounting firm of internationally-recognized standing selected by Genzyme and reasonably acceptable to Alnylam, at Genzyme’s expense except as set forth below, to have access during normal business hours to such of the records of Alnylam as may be reasonably necessary to verify the accuracy of the royalty and other amounts payable or reports under this Agreement in respect of such Licensed Product for any year ending not more than [***] years prior to the date of such request for the sole purpose of verifying the basis and accuracy of payments made under this Agreement in respect of such Licensed Product. Notwithstanding the foregoing, Genzyme may not make more than [***] such

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

request in a Calendar Year, provided that a request may cover multiple Licensed Products.

8.5.2If such accounting firm identifies a discrepancy made during such period, the appropriate Party shall pay the other Party the amount of the discrepancy, together with late-payment interest in accordance with Section 9.4 of the Master Agreement (Late Payments), which is hereby incorporated by reference, within [***] days after the date Genzyme delivers to Alnylam such accounting firm’s written report so concluding, or as otherwise agreed by the Parties in writing. The fees charged by such accounting firm shall be paid by Genzyme, unless such discrepancy represents an underpayment by Alnylam of at least [***] percent ([***]), on a Licensed Product-by-Licensed Product basis, of the total amounts due in respect of such Licensed Product in the audited period, in which case such fees shall be paid by Alnylam.

8.5.3Alnylam shall comply with all applicable audit requirements in the respective Third Party In-Licenses and shall include in each sublicense granted by it pursuant to this Agreement a provision requiring any Sublicensee to make reports to Alnylam, to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by the independent accountant of Alnylam to the same extent required of Alnylam under this Agreement.

8.5.4Unless an audit for such year has been commenced prior to and is ongoing upon the [***] anniversary of the end of such year, the calculation of royalties, expense reimbursement and other payments payable with respect to such year shall be binding and conclusive upon both Parties, and each Party and its Related Parties shall be released from any further liability or accountability with respect to such royalties or expense reimbursement for such year.

8.5.5Each Party shall treat all financial information subject to review under this Section 8.5 or under any sublicense agreement in accordance with the confidentiality and non-use provisions of Section 9 (Confidentiality and Publication), and shall cause its accounting firm to enter into a confidentiality agreement with the other Party or its Related Parties obligating it to retain all such information in confidence pursuant to such confidentiality agreement, which terms shall be no less stringent than the provisions of Section 9 (Confidentiality and Publication).

8.6Incorporation by Reference of Master Agreement Provisions. Sections 9.3 through 9.6 of the Master Agreement are hereby incorporated by reference, mutatis mutandis.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

9.	CONFIDENTIALITY AND PUBLICATION

9.1Nondisclosure Obligation.

9.1.1All Confidential Information disclosed by one Party to the other Party hereunder shall be maintained in confidence by the receiving Party and shall not be disclosed to a Third Party or used for any purpose, except that the non-disclosure exceptions set forth in Section 7.1.2 of the Master Agreement are hereby incorporated by reference, mutatis mutandis.

9.2Publication and Publicity.

9.2.1Publication.  Except for disclosures permitted pursuant to Section 9.1 (Nondisclosure Obligation) and 9.2.2 (Publicity), as between the Parties, Alnylam shall have the sole right to publish or present publicly the results of any Development or Commercialization of the Licensed Products.

9.2.2Publicity. Except as set forth in Section 9.1 (Nondisclosure Obligation) and Section 9.2.1 (Publication) above and 9.3.2 (Press Release) below, the terms of this Agreement may not be disclosed by either Party, and neither Party shall use the name, Trademark, trade name or logo of the other Party or its employees in any publicity, news release or disclosure relating to any of this Agreement, its subject matter, or the activities of the Parties hereunder without the prior express written permission of the other Party, except as may be required by Law, including by the rules or regulations of the United States Securities and Exchange Commission, the French Financial Markets Authority, the French Prudential Supervisory Authority or similar regulatory agency in any country other than the United States or France or of any stock exchange or listing entity, or except as expressly permitted by the terms hereof.

9.3Press Release.

9.3.1Following the execution of this Agreement, the Parties shall issue a joint press release in such form as mutually agreed by the Parties.  After such initial joint press release, except as provided in Section 9.3.2, neither Party shall issue a press release or public announcement relating to this Agreement without the prior written approval of the other Party, which approval shall not be unreasonably withheld, conditioned or delayed, except that a Party may (i) once a press release or other public statement is approved in writing by both Parties, make subsequent public disclosure of the information contained in such press release or other written statement without the further approval of the other Party, and (ii) issue a press release or public announcement as required, in the reasonable judgment of such Party, by Law, including by the rules or regulations of the United States Securities and Exchange Commission, the French Financial

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Markets Authority, the French Prudential Supervisory Authority or similar regulatory agency in a country other than the United States or France or of any stock exchange or listing entity.

9.3.2Notwithstanding anything in this Section 9.3 to the contrary, Alnylam may issue a press release or make a public disclosure relating to (i) the results of any Clinical Studies with respect to a Licensed Product and (ii) Alnylam’s Development or Commercialization activities hereunder, provided that such press release or public disclosure does not disclose Confidential Information of Genzyme. [***].

9.4Exclusivity.

9.4.1On a Licensed Product-by-Licensed Product basis, during the Exclusivity Period for a Licensed Product, Genzyme will not, alone or with an Affiliate or Third Party, develop or commercialize any siRNA (other than a Licensed Product as and to the extent permitted under this Agreement) that targets TTR in the Licensed Territory.

9.4.2At any time during the term of the licenses granted to Alnylam in Section 7.1 (License Grants to Alnylam), Genzyme shall not grant any license or other right under the Genzyme Technology that is inconsistent with the exclusivity granted to Alnylam with respect thereto under Sections 7.1.1 (Development License) and 7.1.2 (Commercialization License).

9.4.3At any time during the term of the licenses granted to Alnylam in Section 7.1 (License Grants to Alnylam), Genzyme shall not, alone or with an Affiliate or Third Party, Develop (except as permitted in this Agreement for or on behalf of Alnylam) or Commercialize any Licensed Product (including any Generic Product) in any country or territory in the Licensed Territory without the prior written agreement of Alnylam.

10.	REPRESENTATIONS, WARRANTIES AND COVENANTS

10.1Representations and Warranties of Genzyme.  Except as provided in Schedule 10.1 (Disclosure Schedule) with respect to each Licensed Product, Genzyme represents and warrants to Alnylam that as of the Effective Date, for each Licensed Product:

10.1.1     Genzyme is the sole and exclusive owner of, or otherwise Controls, the Genzyme Technology, and all of the Genzyme Technology licensed to Alnylam hereunder that is solely and exclusively owned by Genzyme is free and clear of liens, charges or encumbrances other than licenses granted to Third

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Parties that are not inconsistent with the rights and licenses granted to Alnylam under this Agreement.

10.1.2     Genzyme has sufficient legal and/or beneficial title and ownership of, or sufficient license rights under, the Genzyme Technology to grant the licenses to such Genzyme Technology granted to Alnylam pursuant to this Agreement.

10.1.3     Schedule 1.2.51 sets forth a complete and accurate list of the Genzyme Patent Rights owned, either solely or jointly, by Genzyme.  In the event that there are Genzyme Patent Rights existing as of the Effective Date other than those set forth in Schedule 1.2.51, the Parties will amend Schedule 1.2.51 to include such Genzyme Patent Rights.

10.1.4     Genzyme has sufficient legal or beneficial title and ownership of, or sufficient license rights under the Genzyme Know-How to transfer Know-How to Alnylam as provided in Section 2.2.1 (Scope of Transition Plan).

10.1.5     Genzyme Controls all Know-How and Patent Rights licensed to Genzyme under Genzyme In-Licenses. Without limiting the generality of the foregoing, Genzyme has obtained all necessary consents and fulfilled all necessary conditions, if any, to sublicense to Alnylam under this Agreement such Know-How and Patent Rights licensed to Genzyme under any Genzyme In-License.

10.1.6   Genzyme has obtained from all inventors of Genzyme Technology owned by Genzyme valid and enforceable agreements assigning to Genzyme each such inventor’s entire right, title and interest in and to all such Genzyme Technology.

10.1.7    There is no (a) claim, demand, suit, proceeding, arbitration, inquiry, investigation or other legal action of any nature, civil, criminal, regulatory or otherwise, pending or, to Genzyme’s knowledge, threatened against Genzyme or any of its Affiliates or (b) judgment or settlement against or owed by Genzyme or any of its Affiliates, in each case in connection with the Genzyme Technology.

10.1.8     For each Licensed Product, Schedule 10.1.8 sets forth a complete and accurate list of all Genzyme In-Licenses.  In the event that there are Genzyme In-Licenses other than those set forth in Schedule 10.1.8, the Parties will amend Schedule 10.1.8 to include such Genzyme In-License.

10.2Warranty Disclaimer.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY TECHNOLOGY, LICENSED PRODUCTS, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THIS AGREEMENT AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY LICENSED PRODUCTS PURSUANT TO THIS AGREEMENT WILL BE SUCCESSFUL OR THAT ANY PARTICULAR SALES LEVEL WITH RESPECT TO ANY LICENSED PRODUCTS WILL BE ACHIEVED.

10.3Certain Covenants.

10.3.1[***]

10.3.2[***]

10.3.3[***]

10.3.4[***]

11.	INDEMNIFICATION; LIMITATION OF LIABILITY; INSURANCE

11.1General Indemnification by Genzyme.  Genzyme shall indemnify, hold harmless and defend Alnylam, its Related Parties, and their respective directors, officers, employees and agents (“Alnylam Indemnitees”) from and against any and all Third Party claims, suits, losses, liabilities, damages, costs, fees and expenses (including reasonable attorneys’ fees and litigation expenses) (collectively, “Losses”) arising out of or resulting from, directly or indirectly, (a) any breach of, or inaccuracy in, any representation or warranty made by Genzyme in this Agreement, or any breach or violation of any covenant or agreement of Genzyme in or in the performance of this Agreement, or (b) the negligence or willful misconduct by or of Genzyme and its Related Parties, and their respective directors, officers, employees and agents in the performance of Genzyme’s obligations under this Agreement. Genzyme shall have no obligation to indemnify the Alnylam Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any breach of, or inaccuracy in, any representation or warranty made by Alnylam in this Agreement, or any breach or violation of any covenant or agreement of Alnylam in or in the performance of this Agreement, or the negligence or willful misconduct by or of any of the Alnylam Indemnitees, or matters for which Alnylam is obligated to indemnify Genzyme under Section 11.2 (General Indemnification by Alnylam).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

11.2General Indemnification by Alnylam.  Alnylam shall indemnify, hold harmless, and defend Genzyme, its Related Parties and their respective directors, officers, employees and agents (“Genzyme Indemnitees”) from and against any and all Losses arising out of or resulting from, directly or indirectly, (a) any breach of, or inaccuracy in, any representation or warranty made by Alnylam in this Agreement, or any breach or violation of any covenant or agreement of Alnylam in or in the performance of this Agreement or (b) the negligence or willful misconduct by or of Alnylam and its Related Parties, and their respective directors, officers, employees and agents in the performance of Alnylam’s obligations under this Agreement. Alnylam shall have no obligation to indemnify the Genzyme Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any breach of, or inaccuracy in, any representation or warranty made by Genzyme in this Agreement, or any breach or violation of any covenant or agreement of Genzyme in or in the performance of this Agreement, or the negligence or willful misconduct by or of any of the Genzyme Indemnitees, or matters for which Genzyme is obligated to indemnify Alnylam under Section 11.1 (General Indemnification by Genzyme).

11.3Product Liability.  Notwithstanding the foregoing, with respect to any Losses arising out of any Third Party product liability claim arising from the Development or Commercialization of a Licensed Product, such Losses shall be allocated between the Parties as follows: (a) with respect to ALN-TTR02, [***]percent ([***]) by Alnylam on a global basis and (b) with respect to any other Licensed Product, [***] percent ([***]) by each of Genzyme and Alnylam on a global basis; provided, however that the obligations of each Party set forth this Section 11.3 shall be subject to the exceptions set forth in Sections 11.1 and 11.2.

11.4Indemnification Procedure. In the event of any such claim against any Genzyme Indemnitee or Alnylam Indemnitee (individually, an “Indemnitee”), the indemnified Party shall promptly notify the other Party in writing of the claim and the indemnifying Party shall manage and control, at its sole expense, the defense of the claim and its settlement. The Indemnitee shall cooperate with the indemnifying Party and may, at its option and expense, be represented in any such action or proceeding. The indemnifying Party shall not be liable for any settlements, litigation costs or expenses incurred by any Indemnitee without the indemnifying Party’s written authorization. Notwithstanding the foregoing, if the indemnifying Party believes that any of the exceptions to its obligation of indemnification of the Indemnitees set forth in Sections 11.1 (General Indemnification by Genzyme) or 11.2 (General Indemnification by Alnylam) may apply, the indemnifying Party shall promptly notify the Indemnitees, which shall then have the right to be represented in any such action or proceeding by separate counsel at their expense, provided that the indemnifying Party shall be responsible for payment of such expenses if the Indemnitees are ultimately determined to be entitled to indemnification from the indemnifying Party for the matters to which the indemnifying Party notified the Indemnitees that such exception(s) may apply.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

11.5Limitation of Liability. NEITHER PARTY HERETO SHALL BE LIABLE FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, EXCEPT AS A RESULT OF A PARTY’S WILLFUL MISCONDUCT OR A BREACH OF SECTION 9 (CONFIDENTIALITY AND PUBLICATION). NOTHING IN THIS SECTION 11.5 IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY.

11.6Insurance. Alnylam shall maintain insurance during the Term and for a period of at least [***] years after the last commercial sale of any Licensed Product, with a reputable, solvent insurer in an amount appropriate for its business and products of the type that are the subject of this Agreement, and for its obligations under this Agreement. Specifically, Alnylam shall maintain product liability insurance and clinical trial liability insurance with limits of at least [***] U.S. Dollars [***] per occurrence and in annual aggregate. Upon request, Alnylam shall provide Genzyme with evidence of the existence and maintenance of such insurance coverage.

12.	INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS

12.1Inventorship.  Inventorship for inventions and discoveries first made during the course of the performance of activities pursuant to this Agreement shall be determined in accordance with United States patent Laws for determining inventorship.

12.2Ownership.  Alnylam shall own the entire right, title and interest in and to all inventions and discoveries (and Patent Rights claiming patentable inventions therein) first made or discovered solely by employees or consultants of Alnylam or acquired solely by Alnylam in the course of its performance hereunder.

12.3Prosecution and Maintenance of Patent Rights.

12.3.1  Genzyme Technology.

(a)Subject to Section 12.3.1(b) below, Genzyme has the sole responsibility, at Genzyme’s discretion and at Genzyme’s sole cost and expense, to file, prosecute and maintain (including the defense of any interference or opposition proceedings), all Patent Rights comprising Genzyme Technology (other than Joint Collaboration IP), in Genzyme’s name.

(b)In the event that Genzyme elects not to seek or continue to seek or maintain patent protection on any Genzyme Patent Rights in the Licensed Territory, Genzyme shall notify Alnylam at least [***] days before any such Patent Rights would

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

become abandoned, no longer available or otherwise forfeited, and subject to the terms and conditions of any applicable Genzyme In-License, Alnylam shall have the right (but not the obligation), at its expense, to seek, prosecute and maintain in any country patent protection on such Genzyme Patent Rights in the name of Genzyme. Genzyme shall use Commercially Reasonable Efforts to make available to Alnylam its authorized attorneys, agents or representatives, and such of its employees as are reasonably necessary to assist Alnylam in obtaining and maintaining the patent protection described under this Section 12.3.1(b). Genzyme shall sign or use Commercially Reasonable Efforts to have signed, all legal documents necessary to file and prosecute such patent applications or to obtain or maintain such patents.

12.3.2Alnylam Technology.  Alnylam has the sole responsibility, at Alnylam’s discretion and at Alnylam’s sole cost and expense, to file, conduct prosecution and maintain (including the defense of any interference or opposition proceedings), all Patent Rights comprising Alnylam Technology, in Alnylam’s name.

12.3.3Patent Miscellaneous.  Each Party hereby agrees: (a) to make its employees, agents and consultants reasonably available to the other Party (or to the other Party’s authorized attorneys, agents or representatives), to the extent reasonably necessary to enable such Party to undertake patent prosecution; (b) to provide the other Party with copies of all material correspondence pertaining to prosecution with the patent offices; (c) to cooperate, if necessary and appropriate, with the other Party in gaining patent term extensions wherever applicable to Patent Rights licensed under this Agreement; and (d) to endeavor in good faith to coordinate its efforts with the other Party to minimize or avoid interference with the prosecution and maintenance of the other Party’s patent applications.

12.4Third Party Infringement.

12.4.1Notices.  Each Party shall promptly report in writing to the other Party any (a) known or suspected infringement of any Alnylam Technology or Genzyme Technology or (b) unauthorized use or misappropriation of any Confidential Information or Know-How of a Party by a Third Party of which it becomes aware, in each case to the extent such infringing, unauthorized or misappropriating activities involve, as to the Licensed Products, a competing product in the Field (a “Competitive Infringement”), and shall provide the other Party with all available evidence of such infringement, unauthorized use or misappropriation.

12.4.2Rights to Enforce.  Alnylam shall have the sole and exclusive right to initiate an infringement or other appropriate suit (an “Infringement Action”) anywhere in the world against any Third Party (i) as to any infringement, or suspected infringement of, any Alnylam Patent Rights, or as to

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

any use or suspected use without proper authorization of any Alnylam Know-How, and (ii) as to any Competitive Infringement, the Genzyme Patent Rights or Genzyme Know-How with Genzyme’s prior written consent. Genzyme will consider in good faith any request from Alnylam to initiate an Infringement Action against any Third Party with respect to any such Competitive Infringement; provided, however, that Genzyme shall not be required to initiate any such Infringement Action or permit Alnylam to initiate any such Infringement Action.

12.4.3Procedures; Expenses and Recoveries.  Alnylam shall have the sole and exclusive right to select counsel for any such Infringement Action and shall pay all expenses of such Infringement Action, including attorneys’ fees and court costs and reimbursement of Genzyme’s reasonable out-of-pocket costs in rendering assistance requested by Alnylam. If required under applicable Law in order for Alnylam to initiate and/or maintain such Infringement Action, or if Alnylam is unable to initiate or prosecute such Infringement Action solely in its own name or it is otherwise advisable to obtain an effective legal remedy, in each case, Genzyme shall join as a party to such Infringement Action and will execute, and cause its Affiliates to execute, all documents necessary for Alnylam to initiate litigation to prosecute and maintain such Infringement Action. In addition, at Alnylam’s request, Genzyme shall provide reasonable assistance to Alnylam in connection with an Infringement Action at no charge to Alnylam except for reimbursement by Alnylam of Genzyme’s reasonable out-of-pocket costs incurred in rendering such assistance. If Alnylam obtains from a Third Party, in connection with such Infringement Action, any damages, license fees, royalties or other compensation (including any amount received in settlement of such litigation), after payment of any amounts required under any in-licenses, the remaining amounts shall be allocated in all cases as follows:

(i)	first, to reimburse each Party for all expenses of such Infringement Action incurred by the Parties, including attorneys’ fees and disbursements, court costs and other litigation expenses;
(ii)	second, [***] percent ([***]%) of the balance to be paid to Alnylam; and
(iii)	third, the remainder to Genzyme, if the Genzyme Technology was the subject of the Infringement Action, otherwise the remainder shall be retained by Alnylam.

12.5Patent Term Extensions.    Alnylam will determine, in its sole discretion, a strategy that will be designed to maximize patent protection and commercial value for the Licensed Products, and Alnylam, subject to the provisions of any Genzyme In-License, will seek patent term extensions, restorations and supplementary protection certificates (“SPCs”), with Genzyme’s prior written consent, for Alnylam Patent Rights

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

and Genzyme Patent Rights in accordance with that strategy. Where required under national law, and subject to the other requirements of this Section 12.5, Alnylam will make the filings for such extensions, restorations and SPCs. Genzyme will execute such authorizations and other documents and take such other actions as may be reasonably requested by Alnylam to obtain any such extensions, restorations and SPCs in accordance with this Section 12.5.

12.6Common Interest.  All information exchanged between the Parties’ representatives regarding the preparation, filing, prosecution, maintenance, or enforcement of the Patent Rights under this Section 12 will be deemed Confidential Information. In addition, the Parties acknowledge and agree that, with regard to such preparation, filing, prosecution, maintenance and enforcement of the Patent Rights under this Section 12, the interests of the Parties as collaborators and licensor and licensee are to obtain the strongest patent protection possible, and as such, are aligned and are legal in nature. The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning the Patent Rights under this Section 12, including privilege under the common interest doctrine and similar or related doctrines.

12.7Trademarks.

(a)Alnylam has the sole and exclusive right to select and develop one or more Product Trademark(s) for use by Alnylam and its Related Parties throughout the Licensed Territory. Such Product Trademark(s) may not include Trademarks owned or Controlled by Genzyme (“Genzyme Trademarks”) and no right or license to any Alnylam Trademarks are conveyed hereunder to Genzyme.  Alnylam (or its Related Parties, as appropriate) shall own all rights to Alnylam Trademarks and all goodwill associated therewith, throughout the Licensed Territory. Alnylam shall also own rights to any Internet domain names incorporating the applicable Alnylam Trademarks or any variation or part of such Alnylam Trademarks used as its URL address or any part of such address.

(b)In the event that Genzyme becomes aware of any infringement of any Product Trademark by a Third Party, Genzyme shall promptly notify Alnylam and the Alnylam shall determine the best way to prevent such infringement, including by the institution of legal proceedings against such Third Party.

12.8Information Exchange during Defense in Patent Litigation.  During the Term, at a frequency of no less than once per year or at Genzyme’s reasonable request, and to the extent that Alnylam has actual knowledge, Alnylam shall keep Genzyme reasonably informed regarding any lawsuit filed anywhere in the world in which Alnylam is a party, related to (a) Patent Rights Covering a Licensed Product, (b) any Potential Alnylam In-License (set forth in Schedules 1.2.178 of the Master Agreement), (c) any

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Identified Patent Right (set forth in Schedule 10.2 of the Master Agreement), or (d) any litigation challenging a Patent Right that Alnylam Controls.

12.9Cooperative Research and Technology (CREATE) Act Acknowledgment.  It is the intention of the Parties that this Agreement is a “joint research agreement” as that phrase is defined in Section 35 U.S.C. 103(c).

12.10Requirements for TTR In-Licenses.

12.10.1In the event that Alnylam desires to enter into an agreement with a Third Party pursuant to which Alnylam would acquire a license from such Third Party under any Patent Right that is [***] (a “TTR In-License”), then Alnylam shall deliver a written notice to Genzyme that includes the identity of such Third Party, a description of such Patent Rights, and any proposed terms of such TTR In-License (a “Proposed In-License Notice”); provided, however, that Alnylam shall not be obligated to deliver a Proposed In-License Notice containing the foregoing information if (a) Alnylam is restricted from disclosing the proposed TTR In-License by the terms of a non-disclosure or confidentiality agreement entered into with the Third Party, (b) Alnylam would also be granting an exclusive license under any Alnylam Patent Rights to such Third Party under such proposed TTR In-License or (c) the Patent Rights pertain to Manufacturing and not to the Development or Commercialization of Licensed Products.  Within [***] days of the delivery of the Proposed In-License Notice, Alnylam shall present the proposed TTR In-License to the AJSC, which shall meet to discuss the TTR In-License (if desired by either Party), and Alnylam shall consider in good faith comments from Genzyme.  The AJSC will have ultimate decision-making authority, by consensus and without any tie-breaking authority of either Party, with respect to any disputes between the Parties as to such TTR In-License that relate to [***].  If the AJSC cannot resolve any matter within [***] days of it being referred to them, the Parties shall submit the matter to Baseball Arbitration (as defined in the Master Agreement), incorporating herein by reference the applicable provisions of the Master Agreement applicable to such Baseball Arbitration.  Alnylam shall thereafter keep the AJSC reasonably informed of negotiations with the Third Party regarding the contemplated TTR In-License and provide reasonable responses to any questions or requests for additional information by the AJSC.

12.10.2In entering into any proposed TTR In-License, [***]  Any Patent Rights licensed to Alnylam under a TTR In-License shall be deemed to be Controlled by Alnylam for the purposes of the Master Agreement, including the AT3 License Terms.  If Alnylam enters into any TTR In-License, then Alnylam shall promptly provide the AJSC and Genzyme with a copy of such TTR In-License.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

13.	TERM AND TERMINATION

13.1Term.  This Agreement shall be effective as of the Effective Date and, unless terminated earlier pursuant to Section 13.2 (Termination Rights), this Agreement shall continue in effect on a Licensed Product-by-Licensed Product and country-by-country basis until expiration of the last Royalty Term to expire under this Agreement (“Term”).  Upon expiration of the Royalty Term for the Licensed Products, all licenses of the Parties under Section 7 (Licenses) with respect to the Licensed Products then in effect shall become fully paid-up, perpetual licenses.  This Agreement shall terminate automatically in the event that either Party exercises its right to terminate Amendment No. 2 pursuant to Section 2.4 thereof.

13.2Termination Rights.    This Agreement may be terminated by the Parties only as set forth in Amendment No. 2 or this Section 13.2.

13.2.1Termination of Licensed Products for Convenience.  Subject to the remainder of this Section 13, Alnylam shall have the right to terminate this Agreement with respect to any or all Licensed Products at any time after the Effective Date on six (6) months prior written notice to Genzyme.

13.2.2Termination of Licensed Products for Cause. This Agreement may be terminated, on a Licensed Product-by-Licensed Product basis, with respect to any Licensed Product at any time during the Term upon written notice by either Party if (a) the other Party is in material breach of its obligations hereunder with respect to such Licensed Product, (b) such material breach relates to such Licensed Product and (c) the other Party has not cured such breach within [***] days in the case of a payment breach, or within [***] days in the case of all other breaches, after notice requesting cure of the breach; provided, however, that if any breach other than a payment breach is not reasonably curable within [***] days and if a Party is making a bona fide effort to cure such breach, such termination shall be delayed for a time period to be agreed by both Parties, not to exceed an additional [***] days, in order to permit such Party a reasonable period of time to cure such breach; provided, further, that in the event that the breach relates to a dispute between the Parties regarding Alnylam’s obligations to use Commercially Reasonable Efforts in Developing or Commercializing such Licensed Product and Alnylam disputes whether it has breached such obligation or whether such breach gives Genzyme the right to terminate this Agreement with respect to such Licensed Product and initiates a legal action against Genzyme to resolve such dispute within the foregoing [***] day cure period, then this Agreement shall not terminate during the pendency of such legal action, provided that if (i) Alnylam is found, in an unappealable decision by a court of competent jurisdiction or an appealable decision of a court of competent jurisdiction that has not been appealed in the time allowed for an appeal in such legal action, to have materially breached this Agreement with respect to such Licensed Product, or (ii)

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Alnylam admits in such legal action or settlement thereof that it has materially breached this Agreement with respect to such Licensed Product, then, upon written notice by Genzyme, this Agreement shall terminate immediately with respect to such Licensed Product following the Parties’ receipt of such decision or immediately following such admission, as applicable.

13.2.3Challenges of Patent Rights.  If, during the Term, Alnylam or any of its Affiliates (a) commences or participates in any action or proceeding (including any patent opposition or re-examination proceeding), or otherwise asserts any claim, challenging or denying the validity or enforceability of any claim within the Genzyme Patent Rights or (b) actively assists any other Person in bringing or prosecuting any action or proceeding (including any patent opposition or re-examination proceeding) challenging or denying the validity or enforceability of any claim of such Patent Rights (each of (a) and (b), a “Patent Challenge”), then, to the extent permitted by the applicable Laws, Genzyme shall have the right, exercisable within [***] days following receipt of notice regarding such Patent Challenge, in its sole discretion, to give notice to Alnylam that Genzyme may terminate this Agreement [***] days following such notice (or such longer period as Genzyme may designate in such notice), and, unless Alnylam or such Affiliate withdraws or causes to be withdrawn all such challenge(s) (or in the case of ex-parte proceedings, multi-party proceedings, or other Patent Challenges that Alnylam or Alnylam’s Affiliates do not have the power to unilaterally withdraw or cause to be withdrawn, Alnylam and Alnylam’s Affiliates cease actively assisting any other party to such Patent Challenge and, to the extent Alnylam or an Alnylam Affiliate is a party to such Patent Challenge, it withdraws from such Patent Challenge) within such [***]-day period, Genzyme shall have the right to terminate this Agreement by providing written notice thereof to Alnylam.  The foregoing sentence shall not apply with respect to any Patent Challenge commenced by a Third Party that after the Effective Date acquires or is acquired by Alnylam or its Affiliates or its or their business or assets, whether by stock purchase, merger, asset purchase or otherwise, but only with respect to Patent Challenges commenced prior to the closing of such acquisition.

13.3Effect of Termination; Alternative Remedy.

13.3.1Effects of Termination of Licensed Products by Alnylam for Cause; Alternative Remedy.

13.3.1.1Without limiting any other legal or equitable remedies that either Party may have, if this Agreement is terminated by Alnylam with respect to any Licensed Products pursuant to Section 13.2.2 (Termination of Licensed Products for Cause), then the provisions of this Section 13.3.1.1 shall apply:

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

(a)This Agreement shall terminate with respect to the rights and licenses granted to Alnylam for such terminated Licensed Products but shall continue to survive in all respects with respect to all Licensed Products other than the terminated Licensed Products.

(b)Each Party shall promptly pay any amounts owed to the other Party as of the effective date of such termination.

13.3.1.2If Alnylam has the right to terminate this Agreement with respect to any or all Licensed Products pursuant to Section 13.2.2 (Termination of Licensed Products for Cause), then Alnylam may, by written notice to Genzyme, opt not to terminate the Agreement pursuant to Section 13.2.2 (Termination of Licensed Products for Cause) but instead to continue the Agreement in full force and effect; provided that, as of the expiration of the cure period applicable to such material breach by Genzyme and for the remainder of the applicable Royalty Term hereunder, the royalty rates payable by Alnylam on Net Sales of such Licensed Products as under determined under Section 8.1 (Royalties) shall be reduced by [***] percent ([***]%).

13.3.2Effects of Termination of Licensed Products by Genzyme for Cause or by Alnylam for Convenience.  Without limiting any other legal or equitable remedies that either Party may have, if this Agreement is terminated with respect to any Licensed Products by Alnylam pursuant to Section 13.2.1 (Termination of Licensed Products for Convenience) or by Genzyme pursuant to Section 13.2.2 (Termination of Licensed Products for Cause), then the provisions of this Section 13.3.2 shall apply:

(a)This Agreement shall terminate with respect to the rights and licenses granted to Alnylam for such terminated Licensed Products but shall continue to survive in all respects with respect to all Licensed Products other than the terminated Licensed Products.

(b)Each Party shall promptly pay any amounts owed to the other Party as of the effective date of such termination.

(c)Alnylam and its Related Parties shall cease all Development and Commercialization of the Licensed Products throughout the Territory.

13.4Effect of Expiration or Termination; Survival.  Any expiration or termination of this Agreement (a) shall not relieve the Parties of any obligation accruing prior to such expiration or termination and (b) shall be without prejudice to the rights of either Party against the other Party accrued or accruing under this Agreement prior to such expiration or termination, including the obligation to pay royalties for any Licensed

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Products sold prior to such expiration or termination.  If this Agreement expires or is terminated with respect to any Licensed Products, the following provisions shall survive with respect to such Licensed Products: Sections 1 (Definitions), 8 (Certain Financial Terms), 9.1 (Nondisclosure Obligations), 10.2 (Warranty Disclaimer), 11 (Indemnification; Limitation of Liability; Insurance), 12.1 (Inventorship), 12.2 (Ownership), 13.1 (Term), 13.3 (Effect of Termination; Alternative Remedy), and 13.4 (Effect of Expiration or Termination; Survival) and 15 (Miscellaneous).  Section 8.3.4 (Royalty Floor) shall survive any termination or expiration of this Agreement with respect to royalties accruing prior to such termination or expiration. Section 8 (Certain Financial Terms) shall survive for so long as any royalties are due under this Agreement plus three (3) years. Except as otherwise set forth in this Section 13, upon termination or expiration of this Agreement in its entirety (i.e., with respect to all Licensed Products), all rights and obligations of the Parties under this Agreement shall cease.

14.	PERFORMANCE BY AFFILIATES

14.1Use of Affiliates. Each Party acknowledges and accepts that the other Party may exercise its rights and perform its obligations under this Agreement either directly or through one or more of its Affiliates. A Party’s Affiliates will have the benefit of all rights (including all licenses) of such Party under this Agreement. Accordingly, in this Agreement “Genzyme” will be interpreted to mean “Genzyme and/or its Affiliates” and “Alnylam” will be interpreted to mean “Alnylam and/or its Affiliates” where necessary to give each Party’s Affiliates the benefit of the rights provided to such Party in this Agreement; provided, however, that in any event each Party will remain responsible for the acts and omissions, including financial liabilities, of its Affiliates.

14.2Acquired Programs.

14.2.1[***]

14.2.2[***]

15.	MISCELLANEOUS

15.1Incorporation by Reference of Master Agreement Provisions.  Sections 13.1 through 13.4 and Sections 13.6 through 13.15 (inclusive) of the Master Agreement are hereby incorporated by reference, mutatis mutandis.

15.2Entire Agreement; Amendments.  This Agreement, the AT3 License Terms and Amendment No. 2 contain the entire understanding of the Parties with respect to the subject matter hereof, and supersede all previous arrangements with respect to the subject matter hereof, whether written or oral.  This Agreement may be amended, or any term hereof modified, only by a written instrument duly-executed by authorized representatives of both Parties hereto.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

15.3Binding Effect; No Third Party Beneficiaries.  As of the Effective Date, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and permitted assigns. Except as expressly set forth in this Agreement, no Person other than the Parties and their respective Affiliates and permitted assignees hereunder shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.

[Remainder of page intentionally left blank]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Execution Date.

GENZYME CORPORATION	ALNYLAM PHARMACEUTICALS, INC.
BY:/s/ William J. Sibold_______________ NAME: William J. Sibold______________ TITLE: CEO of Genzyme Corporation____	BY:/s/ John M. Maraganore__________ NAME: John M. Maraganore, Ph.D. TITLE: Chief Executive Officer

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Exhibit A

HIGH LEVEL TRANSITION OUTLINE

This High Level Transition Summary outlines certain categories of deliverables and general transfer procedures anticipated to be included in the Transition Plan to be developed by the Joint Transition Team after the Execution Date in accordance with this Agreement.  Additional categories of deliverables or procedures may be identified after the Execution Date and included in the Transition Plan, and the omission of such additional category of deliverables or procedures from this Transition Summary shall not constitute a basis for excluding them from the Transition Plan.

In addition to those activities to be conducted under the Transition Plan, during the Transition Period and until such information are fully transferred to Alnylam, at Alnylam’s request and subject in all cases to Section 2.2 (Transition) of the Agreement and the Transition Plan, Genzyme will continue to conduct each existing or contemplated ALN-TTR02 Execution Activities in the ordinary course, including with respect to program management, and regulatory interactions & filings.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE 1.2.12

ALN-TTRSC02

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE 1.2.51

GENZYME PATENT RIGHTS

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE 1.2.64

JOINT COLLABORATION PATENT RIGHTS

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE 10.1

DISCLOSURE SCHEDULE

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

SCHEDULE 10.1.8

GENZYME IN-LICENSES

Confidential Materials omitted and filed separately with the Securities and Exchange Commission. A total of 1 page was omitted.

[***]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.